UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

8669 Research Drive Irvine, CA 92618
(Address of principal executive offices, including zip code)

(949) 528-3100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 herein.

The issuances of the Shares (as defined below) were made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D under the Securities Act, based in part on the representations of the investors. There were no sales commissions paid pursuant to these transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2026, the board of directors of Toughbuilt Industries, Inc., a Nevada corporation (the “Company”) approved (with Messrs. Panosian and Keeler each abstaining from voting resolutions pertaining to themselves due to conflicts of interest) the following conversions into shares of Common Stock of the Company (the “Shares”) of compensation owed by the Company (accrued compensation earned as of December 31, 2025 and bonuses) to the individuals set forth below:

●	$75,000 of compensation owed to Michael Panosian as of December 31, 2025 and $362,000 as a bonus which was earned per an employment agreement converted into an aggregate of 59,838,515 shares of Common Stock;

●	$75,000 of compensation owed to Josh Keener as of December 31, 2025 and $159,000 as a bonus which was earned per an employment agreement converted into an aggregate of 36,770,333 shares of Common Stock;

●	$75,000 of compensation owed to Zareh Kachatoorian as of December 31, 2025 and $156,000 as a bonus which was earned per an employment agreement converted into an aggregate of 27,447,579 shares of Common Stock;

●	$75,000 of compensation owed to Martin Galstyan as of December 31, 2025 and $156,000 as a bonus which was earned per an employment agreement converted into an aggregate of 27,447,579 shares of Common Stock; and

●	$234,000 as a bonus owed to Manu Ohri which was earned per a verbal employment agreement converted into an aggregate of 27,788,488 shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toughbuilt Industries, Inc.

Date: January 29, 2026	By:	/s/ Manu Ohri
Manu Ohri, Chief Financial Officer

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